UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 24, 2020

KOSMOS ENERGY LTD.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35167	98-0686001
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8176 Park Lane Dallas, Texas	75231
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +214-445-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	KOS	New York Stock Exchange London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2020, Kosmos Energy Ltd. (the “Company”) issued a press release (the “Press Release”) announcing that Thomas P. Chambers, the Company’s current Senior Vice President and Chief Financial Officer, will retire in May 2020, as part of a mutually agreed succession plan. Mr. Chambers will be succeeded by Neal D. Shah, the Company’s current Senior Vice President and Deputy Chief Financial Officer, who will be appointed Senior Vice President and Chief Financial Officer of the Company, effective in May 2020. During the period between Mr. Shah’s appointment and Mr. Chambers’ retirement, Mr. Chambers will assist with the orderly transition of the duties of Chief Financial Officer to Mr. Shah.

Mr. Shah, age 35, joined Kosmos in 2010. He has served as the Company’s Senior Vice President and Deputy Chief Financial Officer since November 2019. As Deputy Chief Financial Officer, Mr. Shah oversees finance, treasury, investor relations, information technology and internal audit. Prior to that, he served as the Company’s Senior Vice President, Finance and Equatorial Guinea from November 2017 to November 2019, where he maintained operational oversight of our Equatorial Guinea business unit. Mr. Shah also served as the Company’s Vice President of Finance & Treasurer from December 2013 to November 2017. Mr. Shah earned his bachelor’s degree with honors in finance from the University of Texas at Austin.

There is no family relationship between Mr. Shah and any other executive officer or director of the Company, and there is no arrangement or understanding with any other person under which he was appointed. There are no transactions to which the Company or any of its subsidiaries is a party and in which Mr. Shah has a direct or indirect material interest subject to disclosure under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated February 24, 2020 announcing Mr. Chambers’ retirement and the appointment of Mr. Shah as Senior Vice President and Chief Financial Officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2020

KOSMOS ENERGY LTD.

By:	/s/ Jason E. Doughty
Jason E. Doughty
Senior Vice President, General Counsel and Corporate Secretary